John Hancock
U.S. Growth Fund
Quarterly portfolio holdings 12/31/2022

Fund’s investments
As of 12-31-22 (unaudited)
	Shares	Value
Common stocks 99.9%		$907,137,925
(Cost $720,283,019)
Communication services 8.9%		80,478,370
Entertainment 1.2%
Electronic Arts, Inc.	87,663	10,710,665
Interactive media and services 6.7%
Alphabet, Inc., Class A (A)	570,428	50,328,862
ZoomInfo Technologies, Inc. (A)	352,752	10,621,363
Wireless telecommunication services 1.0%
T-Mobile US, Inc. (A)	62,982	8,817,480
Consumer discretionary 10.1%		91,931,867
Diversified consumer services 1.1%
H&R Block, Inc.	272,563	9,951,275
Hotels, restaurants and leisure 1.1%
Airbnb, Inc., Class A (A)	115,690	9,891,495
Internet and direct marketing retail 1.0%
Etsy, Inc. (A)	76,644	9,180,418
Specialty retail 5.7%
Lowe’s Companies, Inc.	77,998	15,540,322
Ross Stores, Inc.	86,521	10,042,492
The TJX Companies, Inc.	177,636	14,139,826
Ulta Beauty, Inc. (A)	25,493	11,958,002
Textiles, apparel and luxury goods 1.2%
Lululemon Athletica, Inc. (A)	35,046	11,228,037
Consumer staples 1.1%		10,354,289
Tobacco 1.1%
Philip Morris International, Inc.	102,305	10,354,289
Energy 2.6%		23,975,218
Energy equipment and services 1.5%
Schlumberger, Ltd.	251,378	13,438,668
Oil, gas and consumable fuels 1.1%
Coterra Energy, Inc.	428,838	10,536,550
Financials 12.2%		110,526,927
Capital markets 7.1%
Ares Management Corp., Class A	178,245	12,199,088
LPL Financial Holdings, Inc.	46,621	10,078,062
Morgan Stanley	137,372	11,679,367
Raymond James Financial, Inc.	121,854	13,020,100
The Charles Schwab Corp.	209,104	17,409,999
Consumer finance 1.1%
American Express Company	69,149	10,216,765
Insurance 4.0%
Aon PLC, Class A	42,562	12,774,559
Arch Capital Group, Ltd. (A)	218,023	13,687,484
Arthur J. Gallagher & Company	50,183	9,461,503
Health care 15.1%		137,366,673
Biotechnology 2.6%
United Therapeutics Corp. (A)	37,823	10,518,198
2	JOHN HANCOCK U.S. GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Health care (continued)
Biotechnology (continued)
Vertex Pharmaceuticals, Inc. (A)	44,014	$12,710,363
Health care equipment and supplies 1.0%
Hologic, Inc. (A)	126,913	9,494,362
Health care providers and services 7.3%
Elevance Health, Inc.	21,874	11,220,706
Humana, Inc.	22,632	11,591,884
McKesson Corp.	28,641	10,743,812
UnitedHealth Group, Inc.	61,869	32,801,706
Pharmaceuticals 4.2%
Eli Lilly & Company	61,482	22,492,575
Merck & Company, Inc.	142,344	15,793,067
Industrials 4.7%		42,346,263
Building products 2.5%
Builders FirstSource, Inc. (A)	205,830	13,354,250
Johnson Controls International PLC	142,729	9,134,656
Construction and engineering 1.2%
WillScot Mobile Mini Holdings Corp. (A)	233,761	10,558,984
Road and rail 1.0%
Knight-Swift Transportation Holdings, Inc.	177,416	9,298,373
Information technology 43.0%		390,283,773
Electronic equipment, instruments and components 1.1%
CDW Corp.	57,887	10,337,460
IT services 13.3%
Accenture PLC, Class A	67,002	17,878,814
ExlService Holdings, Inc. (A)	54,110	9,167,857
Gartner, Inc. (A)	56,869	19,115,946
GoDaddy, Inc., Class A (A)	154,446	11,555,650
Mastercard, Inc., Class A	84,358	29,333,807
Visa, Inc., Class A	161,127	33,475,746
Semiconductors and semiconductor equipment 4.8%
Analog Devices, Inc.	73,437	12,045,871
KLA Corp.	32,892	12,401,271
Microchip Technology, Inc.	146,121	10,265,000
NXP Semiconductors NV	56,109	8,866,905
Software 15.0%
Autodesk, Inc. (A)	58,953	11,016,547
Intuit, Inc.	39,813	15,496,016
Microsoft Corp.	411,604	98,710,870
Palo Alto Networks, Inc. (A)	77,198	10,772,209
Technology hardware, storage and peripherals 8.8%
Apple, Inc.	614,514	79,843,804
Real estate 2.2%		19,874,545
Equity real estate investment trusts 2.2%
Gaming and Leisure Properties, Inc.	211,065	10,994,376
Life Storage, Inc.	90,154	8,880,169

SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GROWTH FUND	3

	Yield (%)	Shares	Value
Short-term investments 0.3%			$2,710,717
(Cost $2,710,717)
Short-term funds 0.3%			2,710,717
State Street Institutional U.S. Government Money Market Fund, Premier Class	4.0954(B)	2,710,717	2,710,717

Total investments (Cost $722,993,736) 100.2%	$909,848,642
Other assets and liabilities, net (0.2%)	(1,860,208)
Total net assets 100.0%	$907,988,434

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
4	JOHN HANCOCK U.S. GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of December 31, 2022, all investments are categorized as Level 1 under the hierarchy described above.
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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